EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of ICOA, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:    November 15, 2004                By:      /s/ George Strouthopoulos
                                                   -------------------------
                                        Name:          George Strouthopoulos
                                       Title:      Chief Executive Officer,
                                                   Director, Principal Executive
                                                   Officer


Date:    November 15, 2004                By:      /s/ Erwin Vahlsing, Jr.
                                                   -----------------------
                                        Name:          Erwin Vahlsing, Jr.
                                       Title:      Chief Financial Officer



A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ICOA, Inc. and will be retained by ICOA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.